EXHIBIT 10.2

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of April 28, 2025 (this “Amendment”), is made by and between (i) Akoya Biosciences, Inc., a Delaware corporation (the “Company”), and (ii) Quanterix Corporation, a Delaware corporation (“Purchaser”). The Company and Purchaser are referred to herein individually as a “Party,” and, collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein are defined in the SPA (as defined below).

WHEREAS, the Company and Purchaser are parties to that certain Securities Purchase Agreement, dated as of April 1, 2025 (the “SPA”);

WHEREAS, in connection with the execution of this Amendment, the Company, the Purchaser and Merger Sub are entering into an Amended and Restated Agreement and Plan of Merger; and

WHEREAS, the Parties desire to make certain amendments and modifications to the SPA.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Amendment. In accordance with Section 8.6 of the SPA, the Parties hereby agree as follows:

a.	the definition of “Draw Period” in Article I of the SPA is deleted in its entirety and replaced with the following:

““Draw Period” means the period beginning on June 15, 2025 and ending on the earlier of (a) the closing of the transactions contemplated by the Merger Agreement and, (b) August 31, 2025 if the Merger Agreement shall have been lawfully terminated pursuant to its terms on or prior to such date; provided, however, that if the event set forth in clause (a) occurs on or prior to June 15, 2025, there shall be no Draw Period under this Agreement and the Convertible Notes.”

b.	the introductory paragraph set forth in Article III of the SPA is deleted in its entirety and replaced with the following:

“Except as disclosed in the Company SEC Documents furnished or filed after December 31, 2023 and at least one Business Day prior to the date of this Agreement (excluding any disclosures in any risk factors section or otherwise relating to forward-looking statements to the extent that they are cautionary, predictive or forward-looking in nature) and in the Company Disclosure Letter (as defined in the Merger Agreement), the Company hereby represents and warrants to Purchaser as of the date hereof and as of each Closing as follows:”

c.	the definition of “Merger Agreement” in section 1 of the Form of Convertible Note set forth in Exhibit A to the SPA is deleted in its entirety and replaced with the following:

““Merger Agreement” means the Amended and Restated Agreement and Plan of Merger, dated as of April 28, 2025, by and among the Company, the Holder and Merger Sub (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof).””

2.     Effect of Amendment. The SPA shall be deemed to be amended, mutatis mutandis, to give effect to the agreements and amendments set forth herein. Each reference in the SPA to “this SPA,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the SPA in the other documents entered into in connection with the SPA, shall mean and be a reference to the SPA, as amended by this Amendment.

3.     Reference to the SPA. Except as otherwise expressly provided herein, the Parties hereby agree that the SPA shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Neither this Amendment nor any provision herein shall operate as a waiver or consent to any past, present or future breach of any provision of the SPA.

4.     Miscellaneous. Sections 8.1–8.2 and 8.4–8.9 of the SPA apply to this Amendment, mutatis mutandis.

5.     Entire Agreement; Counterparts. This Amendment and the SPA (including the exhibits and schedules hereto and the documents and instruments referred to in this Amendment and the SPA, including the Definitive Documents) constitute the entire agreement among the Parties and supersede all other prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof. This Amendment may be executed in several counterparts (including counterparts delivered by electronic transmission in ..pdf format), each of which shall be deemed an original and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned Parties have duly executed this Amendment as of the date first above written.

AKOYA BIOSCIENCES, INC.

By:	/s/ Brian McKelligon
	Name:	Brian McKelligon
	Title:	Chief Executive Officer

QUANTERIX CORPORATION

By:	/s/ Masoud Toloue
Name:	Masoud Toloue
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]